Exhibit 99.2

4Q21 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2021, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2021 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Selected Income Statement Data
Total revenue	$20,856	18,834	20,270	18,532	18,489	11%	13	$78,492	74,264	6%
Noninterest expense	13,198	13,303	13,341	13,989	14,802	(1)	(11)	53,831	57,630	(7)
Pre-tax pre-provision profit (PTPP) (1)	7,658	5,531	6,929	4,543	3,687	38	108	24,661	16,634	48
Provision for credit losses	(452)	(1,395)	(1,260)	(1,048)	(179)	68	NM	(4,155)	14,129	NM
Wells Fargo net income	5,750	5,122	6,040	4,636	3,091	12	86	21,548	3,377	538
Wells Fargo net income applicable to common stock	5,470	4,787	5,743	4,256	2,741	14	100	20,256	1,786	NM

Common Share Data
Diluted earnings (loss) per common share	1.38	1.17	1.38	1.02	0.66	18	109	4.95	0.43	NM
Dividends declared per common share	0.20	0.20	0.10	0.10	0.10	—	100	0.60	1.22	(51)
Common shares outstanding	3,885.8	3,996.9	4,108.0	4,141.1	4,144.0	(3)	(6)
Average common shares outstanding	3,927.6	4,056.3	4,124.6	4,141.3	4,137.6	(3)	(5)	4,061.9	4,118.0	(1)
Diluted average common shares outstanding	3,964.7	4,090.4	4,156.1	4,171.0	4,151.3	(3)	(4)	4,096.2	4,134.2	(1)
Book value per common share (2)	$43.32	42.47	41.74	40.27	39.71	2	9
Tangible book value per common share (2)(3)	36.35	35.54	34.95	33.49	32.99	2	10

Selected Equity Data (period-end)
Total equity	190,110	191,071	193,127	188,034	185,712	(1)	2
Common stockholders' equity	168,331	169,753	171,453	166,748	164,570	(1)	2
Tangible common equity (3)	141,254	142,047	143,577	138,702	136,727	(1)	3

Performance Ratios
Return on average assets (ROA) (4)	1.17%	1.04	1.25	0.97	0.64			1.11%	0.17
Return on average equity (ROE) (5)	12.8	11.1	13.6	10.3	6.6			12.0	1.1
Return on average tangible common equity (ROTCE) (3)	15.3	13.2	16.3	12.4	8.0			14.3	1.3
Efficiency ratio (6)	63	71	66	75	80			69	78
Net interest margin on a taxable-equivalent basis	2.11	2.03	2.02	2.05	2.16			2.05	2.28
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(3)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(4)Represents Wells Fargo net income divided by average assets.
(5)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(6)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Selected Balance Sheet Data (average)
Loans	$875,036	854,024	854,747	873,439	899,704	2%	(3)	$864,288	941,788	(8)%
Assets	1,943,430	1,949,700	1,939,879	1,934,425	1,925,013	—	1	1,941,905	1,941,709	—
Deposits	1,470,027	1,450,941	1,435,824	1,393,472	1,380,100	1	7	1,437,812	1,376,011	4

Selected Balance Sheet Data (period-end)
Debt securities	537,531	542,993	533,565	505,826	501,207	(1)	7
Loans	895,394	862,827	852,300	861,572	887,637	4	1
Allowance for credit losses for loans	13,788	14,705	16,391	18,043	19,713	(6)	(30)
Equity securities	72,886	66,526	64,547	57,702	60,008	10	21
Assets	1,948,068	1,954,901	1,945,996	1,957,264	1,952,911	—	—
Deposits	1,482,479	1,470,379	1,440,472	1,437,119	1,404,381	1	6

Headcount (#) (period-end)	249,435	253,871	259,196	264,513	268,531	(2)	(7)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.4%	11.6	12.1	11.8	11.6
Tier 1 capital	12.9	13.2	13.7	13.5	13.3
Total capital	15.9	16.2	16.8	16.8	16.5
Risk-weighted assets (RWAs) (in billions)	$1,238.0	1,218.9	1,188.7	1,179.0	1,193.7	2	4

Advanced Approach:
Common Equity Tier 1 (CET1)	12.6%	12.4	12.7	12.6	11.9
Tier 1 capital	14.3	14.1	14.5	14.4	13.7
Total capital	16.7	16.5	16.9	16.9	16.1
Risk-weighted assets (RWAs) (in billions)	$1,116.7	1,138.6	1,126.5	1,109.4	1,158.4	(2)	(4)

Tier 1 leverage ratio	8.3%	8.4	8.5	8.4	8.3
Supplementary Leverage Ratio (SLR)	6.9	6.9	7.1	7.9	8.1
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.0	23.7	25.1	25.2	25.7
Liquidity Coverage Ratio (LCR) (4)	118	119	123	127	133
(1)Ratios and metrics for December 31, 2021, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital. The information presented reflects fully phased-in CET1, tier 1 capital, and RWAs, but reflects total capital in accordance with transition requirements.
(3)Represents TLAC divided by the greater of RWAs determined under the Standardized and Advanced Approaches, which is our binding TLAC ratio.
(4)Represents high-quality liquid assets divided by projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2021 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Interest income	$10,121	9,834	9,693	10,046	10,550	3%	(4)	$39,694	47,919	(17)%
Interest expense	859	925	893	1,238	1,195	(7)	(28)	3,915	7,963	(51)
Net interest income	9,262	8,909	8,800	8,808	9,355	4	(1)	35,779	39,956	(10)
Noninterest income
Deposit-related fees	1,462	1,416	1,342	1,255	1,333	3	10	5,475	5,221	5
Lending-related fees	357	365	362	361	356	(2)	—	1,445	1,381	5
Investment advisory and other asset-based fees	2,579	2,882	2,794	2,756	2,598	(11)	(1)	11,011	9,863	12
Commissions and brokerage services fees	558	525	580	636	589	6	(5)	2,299	2,384	(4)
Investment banking fees	669	547	570	568	486	22	38	2,354	1,865	26
Card fees	1,071	1,078	1,077	949	943	(1)	14	4,175	3,544	18
Mortgage banking	1,035	1,259	1,336	1,326	1,207	(18)	(14)	4,956	3,493	42
Net gains (losses) from trading activities	(177)	92	21	348	(60)	NM	NM	284	1,172	(76)
Net gains on debt securities	119	283	—	151	160	(58)	(26)	553	873	(37)
Net gains from equity securities	2,470	869	2,696	392	884	184	179	6,427	665	866
Lease income	46	322	313	315	224	(86)	(79)	996	1,245	(20)
Other	1,405	287	379	667	414	390	239	2,738	2,602	5
Total noninterest income	11,594	9,925	11,470	9,724	9,134	17	27	42,713	34,308	24
Total revenue	20,856	18,834	20,270	18,532	18,489	11	13	78,492	74,264	6
Provision for credit losses	(452)	(1,395)	(1,260)	(1,048)	(179)	68	NM	(4,155)	14,129	NM
Noninterest expense
Personnel	8,475	8,690	8,818	9,558	8,948	(2)	(5)	35,541	34,811	2
Technology, telecommunications and equipment	827	741	815	844	838	12	(1)	3,227	3,099	4
Occupancy	725	738	735	770	826	(2)	(12)	2,968	3,263	(9)
Operating losses	512	540	303	213	621	(5)	(18)	1,568	3,523	(55)
Professional and outside services	1,468	1,417	1,450	1,388	1,664	4	(12)	5,723	6,706	(15)
Leases (1)	195	220	226	226	227	(11)	(14)	867	1,022	(15)
Advertising and promotion	225	153	132	90	138	47	63	600	600	—
Restructuring charges	66	1	(4)	13	781	NM	(92)	76	1,499	(95)
Other	705	803	866	887	759	(12)	(7)	3,261	3,107	5
Total noninterest expense	13,198	13,303	13,341	13,989	14,802	(1)	(11)	53,831	57,630	(7)
Income before income tax expense (benefit)	8,110	6,926	8,189	5,591	3,866	17	110	28,816	2,505	NM
Income tax expense (benefit)	1,711	1,521	1,445	901	574	12	198	5,578	(1,157)	NM
Net income before noncontrolling interests	6,399	5,405	6,744	4,690	3,292	18	94	23,238	3,662	535
Less: Net income from noncontrolling interests	649	283	704	54	201	129	223	1,690	285	493
Wells Fargo net income	$5,750	5,122	6,040	4,636	3,091	12	86	$21,548	3,377	538
Less: Preferred stock dividends and other	280	335	297	380	350	(16)	(20)	1,292	1,591	(19)
Wells Fargo net income applicable to common stock	$5,470	4,787	5,743	4,256	2,741	14	100	$20,256	1,786	NM
Per share information
Earnings per common share	$1.39	1.18	1.39	1.03	0.66	18	111	$4.99	0.43	NM
Diluted earnings per common share	1.38	1.17	1.38	1.02	0.66	18	109	4.95	0.43	NM
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2021 % Change from
(in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020
Assets
Cash and due from banks	$24,616	25,509	25,304	28,339	28,236	(4)%	(13)
Interest-earning deposits with banks	209,614	241,178	248,869	258,394	236,376	(13)	(11)
Total cash, cash equivalents, and restricted cash	234,230	266,687	274,173	286,733	264,612	(12)	(11)
Federal funds sold and securities purchased under resale agreements	66,223	67,807	70,149	79,502	65,672	(2)	1
Debt securities:
Trading, at fair value	88,265	94,943	82,727	72,784	75,095	(7)	18
Available-for-sale, at fair value	177,244	185,557	189,897	200,850	220,392	(4)	(20)
Held-to-maturity, at amortized cost	272,022	262,493	260,941	232,192	205,720	4	32
Loans held for sale	23,617	24,811	25,594	35,434	36,384	(5)	(35)
Loans	895,394	862,827	852,300	861,572	887,637	4	1
Allowance for loan losses	(12,490)	(13,517)	(15,148)	(16,928)	(18,516)	8	33
Net loans	882,904	849,310	837,152	844,644	869,121	4	2
Mortgage servicing rights	8,189	8,148	8,009	8,832	7,437	1	10
Premises and equipment, net	8,571	8,599	8,745	8,760	8,895	—	(4)
Goodwill	25,180	26,191	26,194	26,290	26,392	(4)	(5)
Derivative assets	21,478	27,060	25,415	25,429	25,846	(21)	(17)
Equity securities	72,886	66,526	64,547	57,702	60,008	10	21
Other assets	67,259	66,769	72,453	78,112	87,337	1	(23)
Total assets	$1,948,068	1,954,901	1,945,996	1,957,264	1,952,911	—	—
Liabilities
Noninterest-bearing deposits	$527,748	529,051	504,108	494,087	467,068	—	13
Interest-bearing deposits	954,731	941,328	936,364	943,032	937,313	1	2
Total deposits	1,482,479	1,470,379	1,440,472	1,437,119	1,404,381	1	6
Short-term borrowings	34,409	41,980	45,635	58,920	58,999	(18)	(42)
Derivative liabilities	9,424	12,976	14,551	14,930	16,509	(27)	(43)
Accrued expenses and other liabilities	70,957	75,513	72,555	74,949	74,360	(6)	(5)
Long-term debt	160,689	162,982	179,656	183,312	212,950	(1)	(25)
Total liabilities	1,757,958	1,763,830	1,752,869	1,769,230	1,767,199	—	(1)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,057	20,270	20,820	21,170	21,136	(1)	(5)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,196	60,134	60,018	59,854	60,197	—	—
Retained earnings	180,322	175,709	171,765	166,458	162,683	3	11
Cumulative other comprehensive income (loss)	(1,702)	(1,177)	(564)	(1,250)	194	(45)	NM
Treasury stock (1)	(79,757)	(74,169)	(69,038)	(67,589)	(67,791)	(8)	(18)
Unearned ESOP shares	(646)	(875)	(875)	(875)	(875)	26	26
Total Wells Fargo stockholders’ equity	187,606	189,028	191,262	186,904	184,680	(1)	2
Noncontrolling interests	2,504	2,043	1,865	1,130	1,032	23	143
Total equity	190,110	191,071	193,127	188,034	185,712	(1)	2
Total liabilities and equity	$1,948,068	1,954,901	1,945,996	1,957,264	1,952,911	—	—
NM – Not meaningful
(1)Number of shares of treasury stock were 1,596,009,977, 1,484,890,493, 1,373,813,200, 1,340,691,115, and 1,337,799,931 at December 31, September 30, June 30, and March 31, 2021, and December 31, 2020, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Dec 31, 2021 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Average Balances

Assets
Interest-earning deposits with banks	$216,061	250,314	255,237	223,437	222,010	(14)%	(3)	$236,281	186,386	27%
Federal funds sold and securities purchased under resale agreements	65,388	68,912	72,513	72,148	67,023	(5)	(2)	69,720	82,798	(16)
Trading debt securities	92,597	88,476	84,612	87,383	93,877	5	(1)	88,282	94,731	(7)
Available-for-sale debt securities	178,770	179,237	192,418	206,946	214,042	—	(16)	189,237	229,077	(17)
Held-to-maturity debt securities	264,695	261,182	237,812	216,826	192,697	1	37	245,304	173,505	41
Loans held for sale	24,149	24,490	27,173	34,554	29,436	(1)	(18)	27,554	27,493	—
Loans	875,036	854,024	854,747	873,439	899,704	2	(3)	864,288	941,788	(8)
Equity securities	35,711	32,790	29,773	29,434	25,744	9	39	31,946	28,950	10
Other	11,514	10,070	9,103	9,498	7,896	14	46	10,052	7,505	34
Total interest-earning assets	1,763,921	1,769,495	1,763,388	1,753,665	1,752,429	—	1	1,762,664	1,772,233	(1)
Total noninterest-earning assets	179,509	180,205	176,491	180,760	172,584	—	4	179,241	169,476	6
Total assets	$1,943,430	1,949,700	1,939,879	1,934,425	1,925,013	—	1	$1,941,905	1,941,709	—
Liabilities
Interest-bearing deposits	$938,682	941,014	941,746	931,116	925,729	—	1	$938,168	963,342	(3)
Short-term borrowings	37,845	43,899	48,505	59,082	57,304	(14)	(34)	47,265	70,206	(33)
Long-term debt	161,335	174,643	181,101	198,340	214,223	(8)	(25)	178,742	224,587	(20)
Other liabilities	28,245	30,387	27,718	28,875	25,949	(7)	9	28,809	28,435	1
Total interest-bearing liabilities	1,166,107	1,189,943	1,199,070	1,217,413	1,223,205	(2)	(5)	1,192,984	1,286,570	(7)
Noninterest-bearing demand deposits	531,345	509,927	494,078	462,356	454,371	4	17	499,644	412,669	21
Other noninterest-bearing liabilities	55,234	55,789	55,763	65,582	61,993	(1)	(11)	58,058	57,781	—
Total liabilities	1,752,686	1,755,659	1,748,911	1,745,351	1,739,569	—	1	1,750,686	1,757,020	—
Total equity	190,744	194,041	190,968	189,074	185,444	(2)	3	191,219	184,689	4
Total liabilities and equity	$1,943,430	1,949,700	1,939,879	1,934,425	1,925,013	—	1	$1,941,905	1,941,709	—

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.16%	0.15	0.11	0.10	0.10			0.13%	0.29
Federal funds sold and securities purchased under resale agreements	(0.01)	0.03	0.02	0.04	0.05			0.02	0.47
Trading debt securities	2.39	2.33	2.37	2.45	2.40			2.39	2.69
Available-for-sale debt securities	1.55	1.57	1.43	1.63	1.78			1.55	2.29
Held-to-maturity debt securities	1.86	1.87	1.86	1.90	1.95			1.87	2.21
Loans held for sale	2.79	2.81	2.85	3.85	3.56			3.14	3.45
Loans	3.32	3.29	3.33	3.34	3.43			3.32	3.64
Equity securities	2.16	1.78	1.77	1.87	2.04			1.91	1.92
Other	0.09	0.09	0.04	0.03	—			0.06	0.18
Total interest-earning assets	2.31	2.24	2.23	2.33	2.43			2.28	2.73
Interest-bearing liabilities
Interest-bearing deposits	0.04	0.04	0.04	0.05	0.07			0.04	0.29
Short-term borrowings	(0.14)	(0.06)	(0.09)	(0.06)	(0.08)			(0.09)	0.36
Long-term debt	1.71	1.71	1.57	2.07	1.78			1.78	1.99
Other liabilities	1.38	1.15	1.47	1.50	1.38			1.37	1.54
Total interest-bearing liabilities	0.29	0.31	0.30	0.41	0.39			0.33	0.62

Interest rate spread on a taxable-equivalent basis (2)	2.02	1.93	1.93	1.92	2.04			1.95	2.11
Net interest margin on a taxable-equivalent basis (2)	2.11	2.03	2.02	2.05	2.16			2.05	2.28
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $106 million, $105 million, $109 million, $107 million and $120 million for the quarters ended December 31, September 30, June 30, and March 31, 2021 and December 31, 2020, respectively, and $427 million and $494 million for the years ended December 31, 2021 and 2020, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,867	1,273	1,982	666	(420)	(106)	9,262
Noninterest income	2,866	1,011	1,530	2,982	3,540	(335)	11,594
Total revenue	8,733	2,284	3,512	3,648	3,120	(441)	20,856
Provision for credit losses	126	(384)	(194)	(3)	3	—	(452)
Noninterest expense	6,126	1,393	1,765	2,898	1,016	—	13,198
Income (loss) before income tax expense (benefit)	2,481	1,275	1,941	753	2,101	(441)	8,110
Income tax expense (benefit)	619	318	488	189	538	(441)	1,711
Net income before noncontrolling interests	1,862	957	1,453	564	1,563	—	6,399
Less: Net income (loss) from noncontrolling interests	—	3	(1)	—	647	—	649
Net income	$1,862	954	1,454	564	916	—	5,750

					Quarter ended September 30, 2021
Net interest income	$5,707	1,231	1,866	637	(427)	(105)	8,909
Noninterest income	3,097	845	1,519	2,981	1,752	(269)	9,925
Total revenue	8,804	2,076	3,385	3,618	1,325	(374)	18,834
Provision for credit losses	(518)	(335)	(460)	(73)	(9)	—	(1,395)
Noninterest expense	6,053	1,396	1,797	2,917	1,140	—	13,303
Income (loss) before income tax expense (benefit)	3,269	1,015	2,048	774	194	(374)	6,926
Income tax expense (benefit)	818	254	518	195	110	(374)	1,521
Net income before noncontrolling interests	2,451	761	1,530	579	84	—	5,405
Less: Net income from noncontrolling interests	—	2	—	—	281	—	283
Net income (loss)	$2,451	759	1,530	579	(197)	—	5,122

					Quarter ended December 31, 2020
Net interest income	$5,741	1,439	1,811	714	(230)	(120)	9,355
Noninterest income	2,872	814	1,343	2,733	1,692	(320)	9,134
Total revenue	8,613	2,253	3,154	3,447	1,462	(440)	18,489
Provision for credit losses	351	69	186	(4)	(781)	—	(179)
Noninterest expense	6,441	1,547	1,798	2,770	2,246	—	14,802
Income (loss) before income tax expense (benefit)	1,821	637	1,170	681	(3)	(440)	3,866
Income tax expense (benefit)	457	163	282	171	(59)	(440)	574
Net income before noncontrolling interests	1,364	474	888	510	56	—	3,292
Less: Net income (loss) from noncontrolling interests	—	2	(1)	—	200	—	201
Net income (loss)	$1,364	472	889	510	(144)	—	3,091
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$22,807	4,960	7,410	2,570	(1,541)	(427)	35,779
Noninterest income	12,070	3,589	6,429	11,776	10,036	(1,187)	42,713
Total revenue	34,877	8,549	13,839	14,346	8,495	(1,614)	78,492
Provision for credit losses	(1,178)	(1,500)	(1,439)	(95)	57	—	(4,155)
Noninterest expense	24,648	5,862	7,200	11,734	4,387	—	53,831
Income (loss) before income tax expense (benefit)	11,407	4,187	8,078	2,707	4,051	(1,614)	28,816
Income tax expense (benefit)	2,852	1,045	2,019	680	596	(1,614)	5,578
Net income before noncontrolling interests	8,555	3,142	6,059	2,027	3,455	—	23,238
Less: Net income (loss) from noncontrolling interests	—	8	(3)	—	1,685	—	1,690
Net income	$8,555	3,134	6,062	2,027	1,770	—	21,548

					Year ended December 31, 2020
Net interest income	$23,378	6,134	7,509	2,988	441	(494)	39,956
Noninterest income	10,638	3,041	6,419	10,225	4,916	(931)	34,308
Total revenue	34,016	9,175	13,928	13,213	5,357	(1,425)	74,264
Provision for credit losses	5,662	3,744	4,946	249	(472)	—	14,129
Noninterest expense	26,976	6,323	7,703	10,912	5,716	—	57,630
Income (loss) before income tax expense (benefit)	1,378	(892)	1,279	2,052	113	(1,425)	2,505
Income tax expense (benefit)	302	(208)	330	514	(670)	(1,425)	(1,157)
Net income (loss) before noncontrolling interests	1,076	(684)	949	1,538	783	—	3,662
Less: Net income (loss) from noncontrolling interests	—	5	(1)	—	281	—	285
Net income (loss)	$1,076	(689)	950	1,538	502	—	3,377
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Income Statement
Net interest income	$5,867	5,707	5,618	5,615	5,741	3%	2	$22,807	23,378	(2)%
Noninterest income:
Deposit-related fees	853	799	732	661	742	7	15	3,045	2,904	5
Card fees	1,007	1,014	1,017	892	890	(1)	13	3,930	3,318	18
Mortgage banking	905	1,168	1,158	1,259	1,082	(23)	(16)	4,490	3,224	39
Other	101	116	161	227	158	(13)	(36)	605	1,192	(49)
Total noninterest income	2,866	3,097	3,068	3,039	2,872	(7)	—	12,070	10,638	13
Total revenue	8,733	8,804	8,686	8,654	8,613	(1)	1	34,877	34,016	3
Net charge-offs	408	302	359	370	332	35	23	1,439	1,875	(23)
Change in the allowance for credit losses	(282)	(820)	(726)	(789)	19	66	NM	(2,617)	3,787	NM
Provision for credit losses	126	(518)	(367)	(419)	351	124	(64)	(1,178)	5,662	NM
Noninterest expense	6,126	6,053	6,202	6,267	6,441	1	(5)	24,648	26,976	(9)
Income before income tax expense	2,481	3,269	2,851	2,806	1,821	(24)	36	11,407	1,378	728
Income tax expense	619	818	713	702	457	(24)	35	2,852	302	844
Net income	$1,862	2,451	2,138	2,104	1,364	(24)	37	$8,555	1,076	695
Revenue by Line of Business
Consumer and Small Business Banking	$4,872	4,822	4,714	4,550	4,701	1	4	$18,958	18,684	1
Consumer Lending:
Home Lending	1,843	2,012	2,072	2,227	1,995	(8)	(8)	8,154	7,875	4
Credit Card	1,419	1,399	1,363	1,346	1,372	1	3	5,527	5,288	5
Auto	470	445	415	403	403	6	17	1,733	1,575	10
Personal Lending	129	126	122	128	142	2	(9)	505	594	(15)
Total revenue	$8,733	8,804	8,686	8,654	8,613	(1)	1	$34,877	34,016	3
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$214,900	217,011	223,229	243,036	265,292	(1)	(19)	$224,446	268,586	(16)
Auto	55,773	53,043	50,762	49,518	48,966	5	14	52,293	49,460	6
Credit Card	37,041	35,407	34,211	35,205	36,135	5	3	35,471	37,093	(4)
Small Business	12,573	15,122	18,768	20,137	17,929	(17)	(30)	16,625	15,173	10
Personal Lending	5,121	4,974	4,922	5,185	5,547	3	(8)	5,050	6,151	(18)
Total loans	$325,408	325,557	331,892	353,081	373,869	—	(13)	$333,885	376,463	(11)
Total deposits	864,373	848,419	835,752	789,439	763,177	2	13	834,739	722,085	16
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$214,407	216,649	218,626	230,478	253,942	(1)	(16)	$214,407	253,942	(16)
Auto	57,260	54,472	51,784	50,007	49,072	5	17	57,260	49,072	17
Credit Card	38,453	36,061	34,936	34,246	36,664	7	5	38,453	36,664	5
Small Business	11,270	13,686	16,494	20,820	17,743	(18)	(36)	11,270	17,743	(36)
Personal Lending	5,184	5,050	4,920	4,998	5,375	3	(4)	5,184	5,375	(4)
Total loans	$326,574	325,918	326,760	340,549	362,796	—	(10)	$326,574	362,796	(10)
Total deposits	883,674	858,424	840,434	837,765	784,565	3	13	883,674	784,565	13
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	14.8%	19.7	17.3	17.2	10.7			17.2%	1.6
Efficiency ratio (2)	70	69	71	72	75			71	79
Headcount (#) (period-end)	112,913	114,334	116,185	123,547	125,034	(1)%	(10)	112,913	125,034	(10)%
Retail bank branches (#)	4,777	4,796	4,878	4,944	5,032	—	(5)	4,777	5,032	(5)
Digital active customers (# in millions) (3)	33.0	32.7	32.6	32.9	32.0	1	3	33.0	32.0	3
Mobile active customers (# in millions) (3)	27.3	27.0	26.8	26.7	26.0	1	5	27.3	26.0	5

Consumer and Small Business Banking:
Deposit spread (4)	1.4%	1.5	1.5	1.6	1.7			1.5%	1.8
Debit card purchase volume ($ in billions) (5)	$122.4	118.6	122.0	108.5	105.3	3	16	$471.5	391.9	20
Debit card purchase transactions (# in millions) (5)	2,523	2,515	2,504	2,266	2,297	—	10	9,808	8,792	12

Home Lending:
Mortgage banking:
Net servicing income	$125	109	(76)	(123)	(82)	15	252	$35	(160)	122
Net gains on mortgage loan originations/sales	780	1,059	1,234	1,382	1,164	(26)	(33)	4,455	3,384	32
Total mortgage banking	$905	1,168	1,158	1,259	1,082	(23)	(16)	$4,490	3,224	39

Originations ($ in billions):
Retail	$32.8	35.2	36.9	33.6	32.3	(7)	2	$138.5	118.7	17
Correspondent	15.3	16.7	16.3	18.2	21.6	(8)	(29)	66.5	104.0	(36)
Total originations	$48.1	51.9	53.2	51.8	53.9	(7)	(11)	$205.0	222.7	(8)

% of originations held for sale (HFS)	55.7%	60.6	65.6	75.8	75.2			64.6%	73.9
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$716.8	739.5	769.4	801.0	856.7	(3)	(16)	$716.8	856.7	(16)
Mortgage servicing rights (MSR) carrying value (period-end)	6,920	6,862	6,717	7,536	6,125	1	13	6,920	6,125	13
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.97%	0.93	0.87	0.94	0.71			0.97%	0.71
Home lending loans 30+ days or more delinquency rate (7)(8)	0.38	0.45	0.51	0.56	0.64			0.38	0.64

Credit Card:
Point of sale (POS) volume ($ in billions)	$29.4	26.5	25.5	21.1	22.9	11	28	$102.5	81.6	26
New accounts (# in thousands) (9)	525	526	323	266	240	—	119	1,640	1,022	60
Credit card loans 30+ days or more delinquency rate (8)	1.50%	1.40	1.46	2.01	2.17			1.50%	2.17

Auto:
Auto originations ($ in billions)	$9.4	9.2	8.3	7.0	5.3	2	77	$33.9	22.8	49
Auto loans 30+ days or more delinquency rate (8)	1.84%	1.46	1.30	1.22	1.77			1.84%	1.77

Personal Lending:
New funded balances	$798	731	565	413	294	9	171	$2,507	1,599	57
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Income Statement
Net interest income	$1,273	1,231	1,202	1,254	1,439	3%	(12)	$4,960	6,134	(19)%
Noninterest income:
Deposit-related fees	320	323	325	317	311	(1)	3	1,285	1,219	5
Lending-related fees	129	132	135	136	138	(2)	(7)	532	531	—
Lease income	170	165	173	174	73	3	133	682	646	6
Other	392	225	273	200	292	74	34	1,090	645	69
Total noninterest income	1,011	845	906	827	814	20	24	3,589	3,041	18
Total revenue	2,284	2,076	2,108	2,081	2,253	10	1	8,549	9,175	(7)
Net charge-offs	(7)	16	53	39	81	NM	NM	101	590	(83)
Change in the allowance for credit losses	(377)	(351)	(435)	(438)	(12)	(7)	NM	(1,601)	3,154	NM
Provision for credit losses	(384)	(335)	(382)	(399)	69	(15)	NM	(1,500)	3,744	NM
Noninterest expense	1,393	1,396	1,443	1,630	1,547	—	(10)	5,862	6,323	(7)
Income (loss) before income tax expense (benefit)	1,275	1,015	1,047	850	637	26	100	4,187	(892)	569
Income tax expense (benefit)	318	254	261	212	163	25	95	1,045	(208)	602
Less: Net income from noncontrolling interests	3	2	2	1	2	50	50	8	5	60
Net income (loss)	$954	759	784	637	472	26	102	$3,134	(689)	555

Revenue by Line of Business
Middle Market Banking	$1,167	1,165	1,151	1,159	1,149	—	2	$4,642	5,067	(8)
Asset-Based Lending and Leasing	1,117	911	957	922	1,104	23	1	3,907	4,108	(5)
Total revenue	$2,284	2,076	2,108	2,081	2,253	10	1	$8,549	9,175	(7)

Revenue by Product
Lending and leasing	$1,236	1,190	1,207	1,202	1,262	4	(2)	$4,835	5,432	(11)
Treasury management and payments	711	713	680	721	733	—	(3)	2,825	3,205	(12)
Other	337	173	221	158	258	95	31	889	538	65
Total revenue	$2,284	2,076	2,108	2,081	2,253	10	1	$8,549	9,175	(7)

Selected Metrics
Return on allocated capital	18.5%	14.5	15.2	12.3	8.6			15.1%	(4.5)
Efficiency ratio	61	67	68	78	69			69	69
Headcount (#) (period-end)	18,397	18,638	19,647	20,486	20,241	(1)	(9)	18,397	20,241	(9)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$125,011	118,039	117,585	120,929	125,525	6%	—	$120,396	143,263	(16)%
Commercial real estate	45,755	46,576	47,203	48,574	50,441	(2)	(9)	47,018	52,220	(10)
Lease financing and other	13,855	14,007	13,784	13,640	14,937	(1)	(7)	13,823	15,953	(13)
Total loans	$184,621	178,622	178,572	183,143	190,903	3	(3)	$181,237	211,436	(14)

Loans by Line of Business:
Middle Market Banking	$103,594	101,523	102,054	104,379	102,692	2	1	$102,882	112,848	(9)
Asset-Based Lending and Leasing	81,027	77,099	76,518	78,764	88,211	5	(8)	78,355	98,588	(21)
Total loans	$184,621	178,622	178,572	183,143	190,903	3	(3)	$181,237	211,436	(14)

Total deposits	207,678	199,226	192,586	189,364	184,864	4	12	197,269	178,946	10
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$131,078	120,203	117,782	119,322	124,253	9	5	$131,078	124,253	5
Commercial real estate	45,467	46,318	46,905	47,832	49,903	(2)	(9)	45,467	49,903	(9)
Lease financing and other	13,803	14,018	14,218	13,534	14,821	(2)	(7)	13,803	14,821	(7)
Total loans	$190,348	180,539	178,905	180,688	188,977	5	1	$190,348	188,977	1

Loans by Line of Business:
Middle Market Banking	$106,834	102,279	102,062	102,372	101,193	4	6	$106,834	101,193	6
Asset-Based Lending and Leasing	83,514	78,260	76,843	78,316	87,784	7	(5)	83,514	87,784	(5)
Total loans	$190,348	180,539	178,905	180,688	188,977	5	1	$190,348	188,977	1

Total deposits	205,428	204,853	197,461	191,948	188,292	—	9	205,428	188,292	9

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Income Statement
Net interest income	$1,982	1,866	1,783	1,779	1,811	6%	9	$7,410	7,509	(1)%
Noninterest income:
Deposit-related fees	283	286	277	266	272	(1)	4	1,112	1,062	5
Lending-related fees	192	196	190	183	178	(2)	8	761	684	11
Investment banking fees	678	536	580	611	459	26	48	2,405	1,952	23
Net gains (losses) on trading activities	(174)	85	30	331	(28)	NM	NM	272	1,190	(77)
Other	551	416	478	434	462	32	19	1,879	1,531	23
Total noninterest income	1,530	1,519	1,555	1,825	1,343	1	14	6,429	6,419	—
Total revenue	3,512	3,385	3,338	3,604	3,154	4	11	13,839	13,928	(1)
Net charge-offs	8	(48)	(19)	37	177	117	(95)	(22)	742	NM
Change in the allowance for credit losses	(202)	(412)	(482)	(321)	9	51	NM	(1,417)	4,204	NM
Provision for credit losses	(194)	(460)	(501)	(284)	186	58	NM	(1,439)	4,946	NM
Noninterest expense	1,765	1,797	1,805	1,833	1,798	(2)	(2)	7,200	7,703	(7)
Income before income tax expense	1,941	2,048	2,034	2,055	1,170	(5)	66	8,078	1,279	532
Income tax expense	488	518	513	500	282	(6)	73	2,019	330	512
Less: Net loss from noncontrolling interests	(1)	—	(2)	—	(1)	NM	—	(3)	(1)	NM
Net income	$1,454	1,530	1,523	1,555	889	(5)	64	$6,062	950	538

Revenue by Line of Business
Banking:
Lending	$519	502	474	453	424	3	22	$1,948	1,767	10
Treasury Management and Payments	373	372	353	370	384	—	(3)	1,468	1,680	(13)
Investment Banking	464	367	407	416	348	26	33	1,654	1,448	14
Total Banking	1,356	1,241	1,234	1,239	1,156	9	17	5,070	4,895	4
Commercial Real Estate	1,095	942	1,014	912	1,012	16	8	3,963	3,607	10
Markets:
Fixed Income, Currencies, and Commodities (FICC)	794	884	888	1,144	889	(10)	(11)	3,710	4,314	(14)
Equities	205	234	206	252	194	(12)	6	897	1,204	(25)
Credit Adjustment (CVA/DVA) and Other	13	58	(16)	36	(67)	(78)	119	91	26	250
Total Markets	1,012	1,176	1,078	1,432	1,016	(14)	—	4,698	5,544	(15)
Other	49	26	12	21	(30)	88	263	108	(118)	192
Total revenue	$3,512	3,385	3,338	3,604	3,154	4	11	$13,839	13,928	(1)

Selected Metrics
Return on allocated capital	16.0%	16.9	17.0	17.6	9.4			16.9%	1.8
Efficiency ratio	50	53	54	51	57			52	55
Headcount (#) (period-end)	8,489	8,459	8,673	8,249	8,178	—	4	8,489	8,178	4
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$182,778	170,486	167,076	162,290	155,669	7%	17	$170,713	172,492	(1)%
Commercial real estate	89,216	86,809	85,346	83,858	84,175	3	6	86,323	82,832	4
Total loans	$271,994	257,295	252,422	246,148	239,844	6	13	$257,036	255,324	1

Loans by Line of Business:
Banking	$101,589	95,911	90,839	86,536	82,413	6	23	$93,766	93,501	—
Commercial Real Estate	116,630	110,683	108,893	107,609	107,838	5	8	110,978	108,279	2
Markets	53,775	50,701	52,690	52,003	49,593	6	8	52,292	53,544	(2)
Total loans	$271,994	257,295	252,422	246,148	239,844	6	13	$257,036	255,324	1
Trading-related assets:
Trading account securities	$118,147	112,148	104,743	106,358	108,972	5	8	$110,386	109,803	1
Reverse repurchase agreements/securities borrowed	53,526	56,758	62,066	63,965	57,835	(6)	(7)	59,044	71,485	(17)
Derivative assets	24,267	25,191	24,731	27,102	23,604	(4)	3	25,315	21,986	15
Total trading-related assets	$195,940	194,097	191,540	197,425	190,411	1	3	$194,745	203,274	(4)
Total assets	543,946	524,124	513,414	511,528	495,994	4	10	523,344	521,514	—
Total deposits	182,101	189,424	190,810	194,501	205,797	(4)	(12)	189,176	234,332	(19)
Allocated capital	34,000	34,000	34,000	34,000	34,000	—	—	34,000	34,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$191,391	177,002	166,969	163,808	160,000	8	20	$191,391	160,000	20
Commercial real estate	92,983	86,955	86,290	84,836	84,456	7	10	92,983	84,456	10
Total loans	$284,374	263,957	253,259	248,644	244,456	8	16	$284,374	244,456	16

Loans by Line of Business:
Banking	$101,926	99,683	92,758	88,042	84,640	2	20	$101,926	84,640	20
Commercial Real Estate	125,926	112,050	108,885	108,508	107,207	12	17	125,926	107,207	17
Markets	56,522	52,224	51,616	52,094	52,609	8	7	56,522	52,609	7
Total loans	$284,374	263,957	253,259	248,644	244,456	8	16	$284,374	244,456	16
Trading-related assets:
Trading account securities	$108,697	114,187	108,291	100,586	109,311	(5)	(1)	$108,697	109,311	(1)
Reverse repurchase agreements/securities borrowed	55,973	55,123	57,351	71,282	57,248	2	(2)	55,973	57,248	(2)
Derivative assets	21,398	27,096	25,288	24,228	25,916	(21)	(17)	21,398	25,916	(17)
Total trading-related assets	$186,068	196,406	190,930	196,096	192,475	(5)	(3)	$186,068	192,475	(3)
Total assets	546,549	535,385	516,518	512,045	508,518	2	7	546,549	508,518	7
Total deposits	168,609	191,786	188,219	188,920	203,004	(12)	(17)	168,609	203,004	(17)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Income Statement
Net interest income	$666	637	610	657	714	5%	(7)	$2,570	2,988	(14)%
Noninterest income:
Investment advisory and other asset-based fees	2,429	2,457	2,382	2,306	2,134	(1)	14	9,574	8,085	18
Commissions and brokerage services fees	484	458	513	555	518	6	(7)	2,010	2,078	(3)
Other	69	66	31	26	81	5	(15)	192	62	210
Total noninterest income	2,982	2,981	2,926	2,887	2,733	—	9	11,776	10,225	15
Total revenue	3,648	3,618	3,536	3,544	3,447	1	6	14,346	13,213	9
Net charge-offs	19	(3)	(6)	—	(3)	733	733	10	(3)	433
Change in the allowance for credit losses	(22)	(70)	30	(43)	(1)	69	NM	(105)	252	NM
Provision for credit losses	(3)	(73)	24	(43)	(4)	96	25	(95)	249	NM
Noninterest expense	2,898	2,917	2,891	3,028	2,770	(1)	5	11,734	10,912	8
Income before income tax expense	753	774	621	559	681	(3)	11	2,707	2,052	32
Income tax expense	189	195	156	140	171	(3)	11	680	514	32
Net income	$564	579	465	419	510	(3)	11	$2,027	1,538	32

Selected Metrics
Return on allocated capital	25.0%	25.7	20.7	18.9	22.6			22.6%	17.0
Efficiency ratio	79	81	82	85	80			82	83
Headcount (#) (period-end)	25,906	26,112	26,989	27,993	28,306	(1)	(8)	25,906	28,306	(8)
Advisory assets ($ in billions)	$964	920	931	885	853	5	13	$964	853	13
Other brokerage assets and deposits ($ in billions)	1,219	1,171	1,212	1,177	1,152	4	6	1,219	1,152	6
Total client assets ($ in billions)	$2,183	2,091	2,143	2,062	2,005	4	9	$2,183	2,005	9
Annualized revenue per advisor ($ in thousands) (1)	1,171	1,141	1,084	1,058	1,010	3	16	1,114	939	19
Total financial and wealth advisors (#) (period-end)	12,367	12,552	12,819	13,277	13,513	(1)	(8)	12,367	13,513	(8)

Selected Balance Sheet Data (average)
Total loans	$84,007	82,785	81,784	80,839	80,109	1	5	$82,364	78,775	5
Total deposits	180,939	176,570	174,980	173,678	169,815	2	7	176,562	162,476	9
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	84,101	82,824	82,783	81,175	80,785	2	4	84,101	80,785	4
Total deposits	192,548	177,809	174,267	175,999	175,483	8	10	192,548	175,483	10
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2021 % Change from		Year ended
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Income Statement
Net interest income	$(420)	(427)	(304)	(390)	(230)	2%	(83)	$(1,541)	441	NM
Noninterest income	3,540	1,752	3,327	1,417	1,692	102	109	10,036	4,916	104%
Total revenue	3,120	1,325	3,023	1,027	1,462	135	113	8,495	5,357	59
Net charge-offs	(5)	(10)	(8)	77	(3)	50	(67)	54	166	(67)
Change in the allowance for credit losses	8	1	(26)	20	(778)	700	101	3	(638)	100
Provision for credit losses	3	(9)	(34)	97	(781)	133	100	57	(472)	112
Noninterest expense	1,016	1,140	1,000	1,231	2,246	(11)	(55)	4,387	5,716	(23)
Income (loss) before income tax expense (benefit)	2,101	194	2,057	(301)	(3)	983	NM	4,051	113	NM
Income tax expense (benefit)	538	110	223	(275)	(59)	389	NM	596	(670)	189
Less: Net income from noncontrolling interests	647	281	704	53	200	130	224	1,685	281	500
Net income (loss)	$916	(197)	1,130	(79)	(144)	565	736	$1,770	502	253

Selected Metrics
Headcount (#) (period-end) (2)	83,730	86,328	87,702	84,238	86,772	(3)	(4)	83,730	86,772	(4)

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$216,156	250,414	255,043	222,799	221,357	(14)	(2)	$236,124	183,420	29
Available-for-sale debt securities	169,953	172,035	185,396	200,421	207,008	(1)	(18)	181,841	221,493	(18)
Held-to-maturity debt securities	262,969	260,167	237,788	217,346	191,123	1	38	244,735	172,755	42
Equity securities	15,172	13,254	11,499	10,904	10,201	14	49	12,720	12,445	2
Total loans	9,006	9,765	10,077	10,228	14,979	(8)	(40)	9,766	19,790	(51)
Total assets	727,818	762,067	754,629	727,628	712,602	(4)	2	743,089	675,250	10
Total deposits	34,936	37,302	41,696	46,490	56,447	(6)	(38)	40,066	78,172	(49)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$209,696	241,423	248,784	257,887	235,262	(13)	(11)	$209,696	235,262	(11)
Available-for-sale debt securities	165,926	173,237	177,923	188,724	208,694	(4)	(20)	165,926	208,694	(20)
Held-to-maturity debt securities	269,285	261,583	260,054	231,352	204,858	3	31	269,285	204,858	31
Equity securities	16,549	14,022	13,142	11,093	10,305	18	61	16,549	10,305	61
Total loans	9,997	9,589	10,593	10,516	10,623	4	(6)	9,997	10,623	(6)
Total assets	721,335	751,155	761,915	753,899	728,667	(4)	(1)	721,335	728,667	(1)
Total deposits	32,220	37,507	40,091	42,487	53,037	(14)	(39)	32,220	53,037	(39)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(2)Beginning in first quarter 2021, employees who were notified of displacement remained as headcount in their respective operating segment rather than included in Corporate.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Dec 31, 2021 $ Change from
($ in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020
Period-End Loans
Commercial and industrial	$350,436	326,425	317,618	319,055	318,805	24,011	31,631
Real estate mortgage	127,733	121,985	120,678	121,198	121,720	5,748	6,013
Real estate construction	20,092	21,129	22,406	21,533	21,805	(1,037)	(1,713)
Lease financing	14,859	15,398	15,720	15,734	16,087	(539)	(1,228)
Total commercial	513,120	484,937	476,422	477,520	478,417	28,183	34,703
Residential mortgage – first lien	242,270	242,935	244,371	254,363	276,674	(665)	(34,404)
Residential mortgage – junior lien	16,618	18,026	19,637	21,308	23,286	(1,408)	(6,668)
Credit card	38,453	36,061	34,936	34,246	36,664	2,392	1,789
Auto	56,659	53,827	51,073	49,210	48,187	2,832	8,472
Other consumer	28,274	27,041	25,861	24,925	24,409	1,233	3,865
Total consumer	382,274	377,890	375,878	384,052	409,220	4,384	(26,946)
Total loans	$895,394	862,827	852,300	861,572	887,637	32,567	7,757

Average Loans
Commercial and industrial	$335,752	319,426	318,917	318,311	315,924	16,326	19,828
Real estate mortgage	123,806	121,453	120,526	120,734	121,228	2,353	2,578
Real estate construction	20,800	21,794	22,015	21,755	22,559	(994)	(1,759)
Lease financing	15,227	15,492	15,565	15,799	16,757	(265)	(1,530)
Total commercial	495,585	478,165	477,023	476,599	476,468	17,420	19,117
Residential mortgage – first lien	242,515	243,201	247,815	266,251	287,361	(686)	(44,846)
Residential mortgage – junior lien	17,317	18,809	20,457	22,321	24,210	(1,492)	(6,893)
Credit card	37,041	35,407	34,211	35,205	36,135	1,634	906
Auto	55,161	52,370	50,014	48,680	48,033	2,791	7,128
Other consumer	27,417	26,072	25,227	24,383	27,497	1,345	(80)
Total consumer	379,451	375,859	377,724	396,840	423,236	3,592	(43,785)
Total loans	$875,036	854,024	854,747	873,439	899,704	21,012	(24,668)

Average Interest Rates
Commercial and industrial	2.45%	2.44	2.52	2.47	2.50
Real estate mortgage	2.64	2.67	2.74	2.73	2.81
Real estate construction	3.08	3.10	3.08	3.10	3.13
Lease financing	4.27	4.45	4.49	4.62	6.57
Total commercial	2.58	2.60	2.66	2.63	2.74
Residential mortgage – first lien	3.27	3.12	3.16	3.11	3.12
Residential mortgage – junior lien	4.22	4.11	4.13	4.13	4.16
Credit card	11.25	11.47	11.48	11.90	11.80
Auto	4.37	4.44	4.52	4.66	4.82
Other consumer	3.67	3.70	3.70	3.87	4.55
Total consumer	4.28	4.18	4.18	4.18	4.20
Total loans	3.32%	3.29	3.33	3.34	3.43

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Dec 31, 2021 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2021	Dec 31, 2020
By product:
Commercial:
Commercial and industrial	$3	—%	$46	0.06%	$81	0.10%	$88	0.11%	$111	0.14%	$(43)	(108)
Real estate mortgage	22	0.07	(10)	(0.03)	(5)	(0.02)	46	0.16	162	0.53	32	(140)
Real estate construction	—	(0.01)	1	—	(1)	—	—	—	—	—	(1)	—
Lease financing	3	0.09	1	0.03	5	0.12	15	0.40	35	0.83	2	(32)
Total commercial	28	0.02	38	0.03	80	0.07	149	0.13	308	0.26	(10)	(280)
Consumer:
Residential mortgage – first lien	110	0.18	(14)	(0.02)	(19)	(0.03)	(24)	(0.04)	(3)	—	124	113
Residential mortgage – junior lien	8	0.19	(28)	(0.61)	(31)	(0.60)	(19)	(0.35)	(24)	(0.39)	36	32
Credit card	150	1.61	158	1.77	256	3.01	236	2.71	190	2.09	(8)	(40)
Auto	58	0.41	26	0.20	45	0.35	52	0.44	51	0.43	32	7
Other consumer	67	0.96	79	1.22	50	0.80	119	1.97	62	0.88	(12)	5
Total consumer	393	0.41	221	0.23	301	0.32	364	0.37	276	0.26	172	117
Total net charge-offs	$421	0.19%	$259	0.12%	$381	0.18%	$513	0.24%	$584	0.26%	$162	(163)
By segment:
Consumer Banking and Lending	$410	0.50%	$302	0.37%	$359	0.43%	$370	0.42%	$332	0.35%	$108	78
Commercial Banking	(9)	(0.02)	16	0.04	50	0.11	39	0.09	81	0.17	(25)	(90)
Corporate and Investing Banking	8	0.01	(48)	(0.07)	(18)	(0.03)	36	0.06	177	0.29	56	(169)
Wealth and Investment Management	18	0.09	(3)	(0.01)	(3)	(0.01)	—	—	(3)	(0.01)	21	21
Corporate	(6)	(0.26)	(8)	(0.33)	(7)	(0.28)	68	2.70	(3)	(0.08)	2	(3)
Total net charge-offs	$421	0.19%	$259	0.12%	$381	0.18%	$513	0.24%	$584	0.26%	$162	(163)
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2021 $ Change from		Year ended Dec 31,
(in millions)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	2021	2020	$ Change
Balance, beginning of period	$14,705	16,391	18,043	19,713	20,471	(1,686)	(5,766)	19,713	10,456	9,257
Cumulative effect from change in accounting policies (1)	—	—	—	—	—	—	—	—	(1,337)	1,337
Allowance for purchased credit-deteriorated (PCD) loans (2)	—	—	—	—	—	—	—	—	8	(8)
Balance, beginning of period, adjusted	14,705	16,391	18,043	19,713	20,471	(1,686)	(5,766)	19,713	9,127	10,586
Provision for credit losses	(464)	(1,387)	(1,239)	(1,117)	(144)	923	(320)	(4,207)	14,005	(18,212)
Interest income on certain loans (3)	(33)	(35)	(36)	(41)	(36)	2	3	(145)	(153)	8
Net loan charge-offs:
Commercial:
Commercial and industrial	(3)	(46)	(81)	(88)	(111)	43	108	(218)	(1,239)	1,021
Real estate mortgage	(22)	10	5	(46)	(162)	(32)	140	(53)	(283)	230
Real estate construction	—	(1)	1	—	—	1	—	—	19	(19)
Lease financing	(3)	(1)	(5)	(15)	(35)	(2)	32	(24)	(87)	63
Total commercial	(28)	(38)	(80)	(149)	(308)	10	280	(295)	(1,590)	1,295
Consumer:
Residential mortgage – first lien	(110)	14	19	24	3	(124)	(113)	(53)	5	(58)
Residential mortgage – junior lien	(8)	28	31	19	24	(36)	(32)	70	55	15
Credit card	(150)	(158)	(256)	(236)	(190)	8	40	(800)	(1,139)	339
Auto	(58)	(26)	(45)	(52)	(51)	(32)	(7)	(181)	(270)	89
Other consumer	(67)	(79)	(50)	(119)	(62)	12	(5)	(315)	(350)	35
Total consumer	(393)	(221)	(301)	(364)	(276)	(172)	(117)	(1,279)	(1,699)	420
Net loan charge-offs	(421)	(259)	(381)	(513)	(584)	(162)	163	(1,574)	(3,289)	1,715
Other	1	(5)	4	1	6	6	(5)	1	23	(22)
Balance, end of period	$13,788	14,705	16,391	18,043	19,713	(917)	(5,925)	13,788	19,713	(5,925)
Components:
Allowance for loan losses	$12,490	13,517	15,148	16,928	18,516	(1,027)	(6,026)	12,490	18,516	(6,026)
Allowance for unfunded credit commitments	1,298	1,188	1,243	1,115	1,197	110	101	1,298	1,197	101
Allowance for credit losses for loans	$13,788	14,705	16,391	18,043	19,713	(917)	(5,925)	13,788	19,713	(5,925)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	7.49x	13.14	9.93	8.13	7.97			7.94	5.63
Allowance for loan losses as a percentage of:
Total loans	1.39%	1.57	1.78	1.96	2.09			1.39	2.09
Nonaccrual loans	173	192	205	210	212			173	212
Allowance for credit losses for loans as a percentage of:
Total loans	1.54	1.70	1.92	2.09	2.22			1.54	2.22
Nonaccrual loans	191	208	222	224	226			191	226
(1)Represents the overall decrease in our allowance for credit losses for loans as a result of our adoption of Accounting Standards Update (ASU) 2016-13, Financial Instruments – Credit Losses (CECL), on January 1, 2020.
(2)Represents the allowance for credit losses for purchased credit-impaired loans that automatically became PCD loans with the adoption of CECL.
(3)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$4,873	1.39%	$5,193	1.59%	$5,640	1.78%	$6,512	2.04%	$7,230	2.27%
Real estate mortgage	2,085	1.63	2,422	1.99	2,884	2.39	3,156	2.60	3,167	2.60
Real estate construction	431	2.15	470	2.22	530	2.37	410	1.90	410	1.88
Lease financing	402	2.71	480	3.12	516	3.28	604	3.84	709	4.41
Total commercial	7,791	1.52	8,565	1.77	9,570	2.01	10,682	2.24	11,516	2.41
Consumer:
Residential mortgage – first lien	1,156	0.48	1,197	0.49	1,283	0.53	1,202	0.47	1,600	0.58
Residential mortgage – junior lien	130	0.78	201	1.12	320	1.63	428	2.01	653	2.80
Credit card	3,290	8.56	3,356	9.31	3,663	10.48	4,082	11.92	4,082	11.13
Auto	928	1.64	901	1.67	1,026	2.01	1,108	2.25	1,230	2.55
Other consumer	493	1.74	485	1.79	529	2.05	541	2.17	632	2.59
Total consumer	5,997	1.57	6,140	1.62	6,821	1.81	7,361	1.92	8,197	2.00
Total allowance for credit losses for loans	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%
By segment:
Consumer Banking and Lending	$6,891	2.11%	$7,194	2.21%	$8,035	2.46%	$8,782	2.58%	$9,593	2.64%
Commercial Banking	2,950	1.55	3,334	1.85	3,692	2.06	4,138	2.29	4,586	2.43
Corporate and Investing Banking	3,705	1.30	3,900	1.48	4,318	1.70	4,798	1.93	5,155	2.11
Wealth and Investment Management	271	0.32	292	0.35	362	0.44	332	0.41	375	0.46
Corporate	(29)	(0.29)	(15)	(0.16)	(16)	(0.15)	(7)	(0.07)	4	0.04
Total allowance for credit losses for loans	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Dec 31, 2021 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2021	Dec 31, 2020
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$980	0.28%	$1,274	0.39%	$1,691	0.53%	$2,223	0.70%	$2,698	0.85%	$(294)	(1,718)
Real estate mortgage	1,235	0.97	1,538	1.26	1,598	1.32	1,703	1.41	1,774	1.46	(303)	(539)
Real estate construction	13	0.06	20	0.09	45	0.20	55	0.26	48	0.22	(7)	(35)
Lease financing	148	1.00	188	1.22	215	1.37	249	1.58	259	1.61	(40)	(111)
Total commercial	2,376	0.46	3,020	0.62	3,549	0.74	4,230	0.89	4,779	1.00	(644)	(2,403)
Consumer:
Residential mortgage – first lien (1)	3,803	1.57	3,093	1.27	2,852	1.17	2,859	1.12	2,957	1.07	710	846
Residential mortgage – junior lien (1)	801	4.82	702	3.89	713	3.63	747	3.51	754	3.24	99	47
Auto	198	0.35	206	0.38	221	0.43	181	0.37	202	0.42	(8)	(4)
Other consumer	34	0.12	37	0.14	36	0.14	38	0.15	36	0.15	(3)	(2)
Total consumer	4,836	1.27	4,038	1.07	3,822	1.02	3,825	1.00	3,949	0.97	798	887
Total nonaccrual loans	7,212	0.81	7,058	0.82	7,371	0.86	8,055	0.93	8,728	0.98	154	(1,516)
Foreclosed assets	112		121		129		140		159		(9)	(47)
Total nonperforming assets	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$145	(1,563)
By segment:
Consumer Banking and Lending	$4,672	1.43%	$3,955	1.21%	$3,730	1.14%	$3,763	1.10%	$3,895	1.07%	$717	777
Commercial Banking	1,520	0.80	1,827	1.01	2,096	1.17	2,511	1.39	2,511	1.33	(307)	(991)
Corporate and Investing Banking	778	0.27	1,073	0.41	1,310	0.52	1,618	0.65	2,198	0.90	(295)	(1,420)
Wealth and Investment Management	354	0.42	324	0.39	364	0.44	294	0.36	262	0.32	30	92
Corporate	—	—	—	—	—	—	9	0.09	21	0.20	—	(21)
Total nonperforming assets	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$145	(1,563)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Dec 31, 2021				Sep 30, 2021				Dec 31, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$104	142,252	16%	$236,243	$140	134,060	16%	$227,615	$160	117,726	13%	$206,999
Technology, telecom and media	64	23,164	3	62,418	75	21,226	2	60,607	144	23,061	3	56,500
Real estate and construction	76	24,622	3	53,772	87	20,900	2	51,882	133	23,113	3	51,526
Equipment, machinery and parts manufacturing	24	18,072	2	43,489	29	17,503	2	43,111	81	18,158	2	41,332
Retail	26	17,413	2	40,220	36	17,181	2	40,071	94	17,393	2	41,669
Materials and commodities	32	14,661	2	36,582	40	13,225	2	35,454	39	12,071	1	33,879
Food and beverage manufacturing	7	13,214	1	30,759	7	12,637	1	30,898	17	12,401	1	28,908
Oil, gas and pipelines	197	8,820	*	28,968	280	8,725	1	28,988	953	10,471	1	30,055
Health care and pharmaceuticals	24	12,734	1	28,362	28	12,821	1	29,960	145	15,322	2	32,154
Auto related	31	10,546	1	25,410	56	9,290	1	24,881	79	11,817	1	25,034
Commercial services	77	10,266	1	23,551	77	9,537	1	24,328	107	10,284	1	24,442
Utilities	77	6,978	*	22,404	67	7,025	*	21,972	2	5,031	*	18,564
Diversified or miscellaneous	3	7,445	*	19,096	4	6,792	*	18,608	7	5,437	*	14,717
Insurance and fiduciaries	—	3,367	*	17,409	1	4,071	*	18,105	2	3,297	*	14,334
Entertainment and recreation	23	9,810	1	17,357	26	8,451	*	16,764	263	9,884	1	17,551
Banks	—	16,177	2	16,612	—	15,444	2	15,815	—	12,789	1	13,842
Transportation services	288	8,061	*	14,314	431	8,319	*	15,951	573	9,236	1	15,531
Agribusiness	35	6,048	*	11,454	51	5,333	*	11,082	81	6,314	*	11,642
Government and education	5	5,849	*	11,272	4	5,303	*	10,941	9	5,464	*	11,065
Other	35	5,796	*	29,895	23	3,980	*	19,050	68	5,623	*	23,315
Total	$1,128	365,295	41%	$769,587	$1,462	341,823	40%	$746,083	$2,957	334,892	33%	$713,059
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Dec 31, 2021				Sep 30, 2021				Dec 31, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Office buildings	$134	36,736	4%	$42,781	$167	36,206	4%	$41,932	$274	37,251	4%	$43,059
Apartments	13	31,901	4	42,119	14	28,948	3	37,988	30	27,909	3	35,092
Industrial/warehouse	78	17,714	2	20,967	97	17,758	2	20,758	87	17,108	2	19,069
Hotel/motel	254	12,764	1	13,179	297	12,113	1	12,529	273	12,134	1	12,770
Retail (excluding shopping center)	135	12,450	1	13,014	141	13,116	2	13,789	286	13,808	2	14,444
Shopping center	422	10,448	1	11,082	593	10,712	1	11,321	588	11,441	1	12,065
Mixed use properties	81	6,303	*	10,718	94	6,233	*	7,360	98	6,192	*	7,424
Institutional	51	7,743	*	9,588	64	7,184	*	9,037	93	6,692	*	7,923
Collateral pool	—	3,509	*	4,106	—	3,095	*	3,770	—	2,970	*	3,546
1-4 family structure	—	1,057	*	3,014	—	1,336	*	3,176	—	1,346	*	3,400
Other	80	7,200	*	8,715	91	6,413	*	7,708	93	6,674	*	8,376
Total	$1,248	147,825	17%	$179,283	$1,558	143,114	17%	$169,368	$1,822	143,525	16%	$167,168
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2021 % Change from
(in millions, except ratios)		Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020
Tangible book value per common share:
Total equity		$190,110	191,071	193,127	188,034	185,712	(1)%	2
Adjustments:
Preferred stock		(20,057)	(20,270)	(20,820)	(21,170)	(21,136)	1	5
Additional paid-in capital on preferred stock		136	120	136	139	152	13	(11)
Unearned ESOP shares		646	875	875	875	875	(26)	(26)
Noncontrolling interests		(2,504)	(2,043)	(1,865)	(1,130)	(1,033)	(23)	NM
Total common stockholders' equity	(A)	168,331	169,753	171,453	166,748	164,570	(1)	2
Adjustments:
Goodwill		(25,180)	(26,191)	(26,194)	(26,290)	(26,392)	4	5
Certain identifiable intangible assets (other than MSRs)		(225)	(281)	(301)	(322)	(342)	20	34
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,437)	(2,120)	(2,256)	(2,300)	(1,965)	(15)	(24)
Applicable deferred taxes related to goodwill and other intangible assets (1)		765	886	875	866	856	(14)	(11)
Tangible common equity	(B)	$141,254	142,047	143,577	138,702	136,727	(1)	3
Common shares outstanding	(C)	3,885.8	3,996.9	4,108.0	4,141.1	4,144.0	(3)	(6)
Book value per common share	(A)/(C)	$43.32	42.47	41.74	40.27	39.71	2	9
Tangible book value per common share	(B)/(C)	36.35	35.54	34.95	33.49	32.99	2	10
NM - Not meaningful

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2021 % Change from		Year ended
(in millions, except ratios)		Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,470	4,787	5,743	4,256	2,741	14%	100%	$20,256	1,786	NM
Average total equity		190,744	194,041	190,968	189,074	185,444	(2)	3	191,219	184,689	4%
Adjustments:
Preferred stock		(20,267)	(21,403)	(21,108)	(21,840)	(21,223)	5	5	(21,151)	(21,364)	(1)
Additional paid-in capital on preferred stock		120	145	138	145	156	(17)	(23)	137	148	(7)
Unearned ESOP shares		872	875	875	875	875	—	—	874	1,007	(13)
Noncontrolling interests		(2,119)	(1,845)	(1,313)	(1,115)	(887)	(15)	NM	(1,601)	(769)	108
Average common stockholders’ equity	(B)	169,350	171,813	169,560	167,139	164,365	(1)	3	169,478	163,711	4
Adjustments:
Goodwill		(25,569)	(26,192)	(26,213)	(26,383)	(26,390)	2	3	(26,087)	(26,387)	(1)
Certain identifiable intangible assets (other than MSRs)		(246)	(290)	(310)	(330)	(354)	15	31	(294)	(389)	(24)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,309)	(2,169)	(2,208)	(2,217)	(1,889)	(6)	(22)	(2,226)	(2,002)	11
Applicable deferred taxes related to goodwill and other intangible assets (1)		848	882	873	863	852	(4)	—	867	834	4
Average tangible common equity	(C)	$142,074	144,044	141,702	139,072	136,584	(1)	4	$141,738	135,767	4
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	12.8%	11.1	13.6	10.3	6.6			12.0%	1.1
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	15.3	13.2	16.3	12.4	8.0			14.3	1.3
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Dec 31, 2021 % Change from
(in billions, except ratios)		Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020
Total equity (2)		$190.1	191.1	193.1	188.0	185.7	(1)%	2
Effect of accounting policy changes (2)		—	—	—	0.3	0.2
Total equity (as reported)		190.1	191.1	193.1	188.3	185.9	(1)	2
Adjustments:
Preferred stock		(20.1)	(20.3)	(20.8)	(21.2)	(21.1)	1	5
Additional paid-in capital on preferred stock		0.2	0.1	0.2	0.2	0.1	97	66
Unearned ESOP shares		0.6	0.9	0.9	0.9	0.9	(26)	(26)
Noncontrolling interests		(2.5)	(2.0)	(1.9)	(1.1)	(1.0)	(23)	NM
Total common stockholders' equity		168.3	169.8	171.5	167.1	164.8	(1)	2
Adjustments:
Goodwill		(25.2)	(26.2)	(26.2)	(26.3)	(26.4)	4	5
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	20	34
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.4)	(2.1)	(2.3)	(2.3)	(2.0)	(15)	(24)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.8	0.9	0.9	0.9	0.9	(14)	(11)
CECL transition provision (4)		0.2	0.5	0.9	1.3	1.7	(48)	(86)
Other		(0.9)	(1.0)	(1.1)	(0.7)	(0.4)	17	NM
Common Equity Tier 1	(A)	140.6	141.6	143.4	139.7	138.3	(1)	2
Preferred stock		20.1	20.3	20.8	21.2	21.1	(1)	(5)
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.2)	(0.1)	(100)	(100)
Unearned ESOP shares		(0.6)	(0.9)	(0.9)	(0.9)	(0.9)	26	28
Other		(0.2)	(0.3)	(0.1)	(0.1)	(0.2)	54	24
Total Tier 1 capital	(B)	159.7	160.6	163.0	159.7	158.2	(1)	1
Long-term debt and other instruments qualifying as Tier 2		22.7	22.8	23.2	23.8	24.4	—	(7)
Qualifying allowance for credit losses (5)		14.1	14.6	14.3	14.1	14.1	(3)	—
Other		(0.2)	(0.4)	(0.5)	(0.2)	(0.1)	58	(29)
Effect of Basel III transition requirements		—	—	—	0.1	0.1	4	(79)
Total qualifying capital (Basel III transition requirements)	(C)	$196.3	197.6	200.1	197.5	196.7	(1)	—

Total risk-weighted assets (RWAs)	(D)	$1,238.0	1,218.9	1,188.7	1,179.0	1,193.7	2	4

Common Equity Tier 1 to total RWAs	(A)/(D)	11.4%	11.6	12.1	11.8	11.6
Tier 1 capital to total RWAs	(B)/(D)	12.9	13.2	13.7	13.5	13.3
Total capital to total RWAs	(C)/(D)	15.9	16.2	16.8	16.8	16.5
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital remained in accordance with transition requirements at December 31, 2021, but became fully phased-in beginning January 1, 2022. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at December 31, 2021, was an increase in capital of $239 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $4.9 billion increase in our ACL under CECL from January 1, 2020, through December 31, 2021.
(5)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Dec 31, 2021 % Change from
(in billions, except ratios)		Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020
Total equity (2)		$190.1	191.1	193.1	188.0	185.7	(1)%	2
Effect of accounting policy changes (2)		—	—	—	0.3	0.2
Total equity (as reported)		190.1	191.1	193.1	188.3	185.9	(1)	2
Adjustments:
Preferred stock		(20.1)	(20.3)	(20.8)	(21.2)	(21.1)	1	5
Additional paid-in capital on preferred stock		0.2	0.1	0.2	0.2	0.1	97	66
Unearned ESOP shares		0.6	0.9	0.9	0.9	0.9	(26)	(26)
Noncontrolling interests		(2.5)	(2.0)	(1.9)	(1.1)	(1.0)	(23)	NM
Total common stockholders' equity		168.3	169.8	171.5	167.1	164.8	(1)	2
Adjustments:
Goodwill		(25.2)	(26.2)	(26.2)	(26.3)	(26.4)	4	5
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	20	34
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.4)	(2.1)	(2.3)	(2.3)	(2.0)	(15)	(24)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.8	0.9	0.9	0.9	0.9	(14)	(11)
CECL transition provision (4)		0.2	0.5	0.9	1.3	1.7	(48)	(86)
Other		(0.9)	(1.0)	(1.1)	(0.7)	(0.4)	17	NM
Common Equity Tier 1	(A)	140.6	141.6	143.4	139.7	138.3	(1)	2
Preferred stock		20.1	20.3	20.8	21.2	21.1	(1)	(5)
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.2)	(0.1)	(100)	(100)
Unearned ESOP shares		(0.6)	(0.9)	(0.9)	(0.9)	(0.9)	26	28
Other		(0.2)	(0.3)	(0.1)	(0.1)	(0.2)	54	24
Total Tier 1 capital	(B)	159.7	160.6	163.0	159.7	158.2	(1)	1
Long-term debt and other instruments qualifying as Tier 2		22.7	22.8	23.2	23.8	24.4	—	(7)
Qualifying allowance for credit losses (5)		4.4	4.4	4.3	4.2	4.4	1	—
Other		(0.2)	(0.4)	(0.4)	(0.3)	(0.2)	58	5
Effect of Basel III transition requirements		—	—	—	0.3	0.1	4	(79)
Total qualifying capital (Basel III transition requirements)	(C)	$186.6	187.4	190.1	187.7	186.9	—	—

Total RWAs	(D)	$1,116.7	1,138.6	1,126.5	1,109.4	1,158.4	(2)	(4)

Common Equity Tier 1 to total RWAs	(A)/(D)	12.6%	12.4	12.7	12.6	11.9
Tier 1 capital to total RWAs	(B)/(D)	14.3	14.1	14.5	14.4	13.7
Total capital to total RWAs	(C)/(D)	16.7	16.5	16.9	16.9	16.1
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital remained in accordance with transition requirements at December 31, 2021, but became fully phased-in beginning January 1, 2022. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at December 31, 2021 was an increase in capital of $239 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $4.9 billion increase in our ACL under CECL from January 1, 2020, through December 31, 2021.
(5)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.